UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )
_______________________

Filed by the Registrant ☑        Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
MAXLINEAR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MAXLINEAR VOTE

Online

Go to **www.investorvote.com/MXL** or scan the QR code — login details are located in the shaded bar below.

Phone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Votes submitted electronically or by phone must be received by May 22, 2024 at 1:00 A.M., Central Time. If voting by mail, your proxy card must be received by May 22, 2024 at 11:59 P.M., Eastern Time.

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the 2024 MaxLinear, Inc., Stockholder Meeting to be Held on May 23, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement, form of proxy card and 2023 annual report to shareholders are available at:

www.edocumentview.com/MXL

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.edocumentview.com/MXL.**
Step 2: Click on the icon on the right to view our Notice of Annual Meeting, Proxy Statement and 2023 Annual Report.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 10, 2024 to facilitate timely delivery.

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Stockholder Meeting Notice

MaxLinear, Inc.'s Annual Meeting of Stockholders will be held on May 23, 2024 at 5966 La Place Court, Suite 100, Carlsbad, CA 92008, at 8:30 a.m. PST.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR the election of the Class III directors listed in Proposal 1, and FOR Proposals 2 and 3.

1. Election of Class III Directors named in the proxy statement, each to serve until the 2027 annual meeting of stockholders.
   01 - Kishore V. Seendripu, Ph.D.
   02 - Thomas E. Pardun
   03 - Gregory P. Dougherty
2. To approve, on an advisory basis, the compensation of our named executive officers for the year ended December 31, 2023.
3. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.
4. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by phone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.edocumentview.com/MXL.**

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials MaxLinear, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper or email copy of proxy materials must be received by May 10, 2024.